IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

eaton vance growth fund

eaton vance large-cap value fund

Supplement to Summary Prospectuses and Prospectus dated October 5, 2026, as may be supplemented and/or revised from time to time

The following changes are effective November 1, 2026:

1.       The following replaces the first paragraph under “Principal Investment Strategies” in the Summary Prospectus and under “Principal Investment Strategies” in the “Fund Summary” section in the Prospectus for Eaton Vance Growth Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in growth securities. Growth securities are equity securities of growing companies that the portfolio managers believe are reasonably priced in relation to their fundamental value and are constituents of the Russell 1000 Growth Index. The Fund invests in a broadly diversified selection of equity securities, seeking companies with above-average growth and financial strength. The Fund may invest up to 20% of its total assets in foreign securities, some of which may be issued by companies domiciled in emerging market countries. As an alternative to holding foreign stocks directly, the Fund may invest in U.S. dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts, such as American Depositary Receipts (“ADRs”), which are either sponsored or unsponsored, and Global Depositary Receipts, that evidence ownership in underlying foreign stocks). The Fund may invest in exchange-traded funds (“ETFs”), a type of pooled investment vehicle, in order to manage cash positions or seek exposure to certain markets or market sectors. The Fund may also invest in publicly traded real estate investment trusts (“REITs”) and may lend its securities. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund. At times, the Fund’s investments may be focused in one or more sectors.

2.       The following replaces the first paragraph under “Principal Investment Strategies” in the Summary Prospectus and under “Principal Investment Strategies” in the “Fund Summary” section in the Prospectus for Eaton Vance Large-Cap Value Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in large cap value stocks. Large cap value stocks are common stocks that, in the opinion of the investment adviser, are inexpensive or undervalued relative to the intrinsic value of the company and are constituents of the Russell 1000 Value Index. The Fund primarily invests in dividend-paying stocks, but also may invest in non-income producing stocks. The Fund may invest in convertible debt securities of any credit quality (including securities rated below investment grade (so-called “junk”)). The Fund may invest up to 20% of its total assets in foreign securities, some of which may be issued by companies domiciled in emerging market countries. As an alternative to holding foreign stocks directly, the Fund may invest in U.S. dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts, such as American Depositary Receipts (“ADRs”), which are either sponsored or unsponsored, and Global Depositary Receipts, that evidence ownership in underlying foreign stocks). The Fund may invest in exchange-traded funds (“ETFs”), a type of pooled investment vehicle, in order to manage cash positions or seek exposure to certain markets or market sectors. The Fund may also invest in publicly traded real estate investment trusts (“REITs”) and may lend its securities.

October 5, 2026	48696-00 10.5.26